As filed with the Securities and Exchange Commission on May 5, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 ---------------

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|X|   Preliminary Proxy Statement
|_| Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                                 ---------------
                       ROBOCOM SYSTEMS INTERNATIONAL INC.
                (Name of Registrant as Specified in Its Charter)

      (Name(s) of Person Filing Proxy Statement, if Other than Registrant)

                                 ---------------

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:
|_|   Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                              [ROBOCOM LETTERHEAD]

                           NOTICE OF ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON JUNE 28, 2006

                                  May 19, 2006

To Our Shareholders:

      Notice is hereby given that an annual meeting of shareholders of Robocom Systems International Inc., a New York corporation (referred to herein as "we" or "us"), will be held in the offices of Pryor Cashman Sherman & Flynn LLP, located at 410 Park Avenue, 10th Floor, New York, New York 10022, on June 28, 2006, at 11:00 a.m., local time, for the following purposes:

      1. To elect four directors to serve for the ensuing year and until their successors are elected;

      2. To approve an amendment of our Restated Certificate of Incorporation increasing the total number of authorized shares of Common Stock, par value $.01 per share, from 30 million shares to 125 million shares;

      3. To approve an amendment of our Restated Certificate of Incorporation permitting our shareholders to act without a meeting by written consent of the holders of less than all of the outstanding shares;

      4. To approve an amendment of our Restated Certificate of Incorporation prescribing a majority vote of the outstanding shares for the adoption or approval of a plan of merger or consolidation, the sale, lease, exchange or other disposition of all or substantially all of the assets of our company, or a plan of binding share exchanges.

      5. To ratify the selection of Eisner & Lubin LLP as our independent accountants for the fiscal year ended May 31, 2006; and

      6. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

      The foregoing items of business are more fully described in the proxy statement accompanying this notice.

      Our board of directors has fixed May 12, 2006 as the record date for the determination of our shareholders entitled to notice of, and to vote at, the annual meeting. A list of such shareholders will be available for examination by a shareholder for any purpose germane to the annual meeting during ordinary business hours at our office located at 17 Fairbanks Boulevard, Woodbury, NY 11797, during the ten (10) business days prior to the annual meeting and during the annual meeting.

      Whether or not you plan to attend the annual meeting, you should complete, sign, date and promptly return the enclosed proxy card, to ensure that your shares will be represented at the meeting. If you attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person. You should not send any certificates representing stock with your proxy card.

                                         For the board of directors


                                         /s/ Irwin Balaban
                                         --------------------------------------

                                         Irwin Balaban
                                         Chairman of our Board of Directors
                                         and Chief Executive Officer

                                TABLE OF CONTENTS

INFORMATION CONCERNING SOLICITATION AND VOTING.................................1

   Record date and Voting Securities...........................................1
   Revocability of Proxies.....................................................1
   Purpose of the Annual Meeting...............................................1
   Voting and Revocation of Proxies; Adjournment...............................2
   Solicitation................................................................3
   Quorum......................................................................3
   No Dissenters' Rights.......................................................3
   Dividend....................................................................3

PROPOSAL NO. 1.................................................................4

PROPOSAL NO. 2................................................................12

PROPOSAL NO. 3................................................................14

PROPOSAL NO. 4................................................................16

PROPOSAL NO. 5................................................................18

SHAREHOLDER PROPOSALS.........................................................20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................20

OTHER MATTERS.................................................................21

EXPERTS.......................................................................21

FINANCIAL AND OTHER INFORMATION...............................................21

INCORPORATION OF DOCUMENTS BY REFERENCE.......................................21

WHERE YOU CAN FIND MORE INFORMATION...........................................22

ANNEX A - FORM OF AMENDMENT TO INCREASE OUR AUTHORIZED COMMON STOCK.

ANNEX B - FORM OF AMENDMENT TO PERMIT SHAREHOLDER ACTION BY WRITTEN CONSENT.

ANNEX C - FORM OF AMENDMENT TO PRESCRIBE MAJORITY VOTE FOR CERTAIN
          TRANSACTIONS.

APPENDIX A - AUDIT COMMITTEE CHARTER

                       ROBOCOM SYSTEMS INTERNATIONAL INC.

                             17 Fairbanks Boulevard
                            Woodbury, New York 11797

                                 PROXY STATEMENT

                            FOR THE ANNUAL MEETING OF

                    SHAREHOLDERS TO BE HELD ON JUNE 28, 2006

      Proxies in the form enclosed with this proxy statement are solicited by the board of directors of Robocom Systems International Inc. for use at our annual meeting of shareholders (the "annual meeting") to be held on June 28, 2006 at 11:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The annual meeting will be held in the offices of Pryor Cashman Sherman & Flynn LLP, located at 410 Park Avenue, 10th Floor, New York, New York 10022.

      This proxy statement and the enclosed proxy card are first being mailed on or about May 19, 2006 to our shareholders entitled to vote at the meeting. Accompanying this proxy statement is a copy of our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2005 and a copy of our Quarterly Report on Form 10-QSB for the three and nine months ended February 28, 2006.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record date and Voting Securities

      Shareholders of record as of May 12, 2006 (the "record date") are entitled to notice of and to vote at the annual meeting. As of the record date, 4,540,984 shares of our common stock were issued and outstanding.

Revocability of Proxies

      Execution of a proxy will not in any way affect a shareholder's right to attend the annual meeting and vote in person. Any shareholder giving a proxy has the right to revoke it by written notice delivered to our Secretary at our principal executive offices at any time before it is exercised, by completing and submitting a new proxy, or by voting in person at the annual meeting.

Purpose of the Annual Meeting

      At the annual meeting, you will be asked to consider and vote upon the following matters:

      1. To elect four directors to serve for the ensuing year and until their successors are elected;

      2. To approve an amendment of our Restated Certificate of Incorporation increasing the total number of authorized shares of Common Stock, par value $.01 per share, from 30 million shares to 125 million shares;

      3. To approve an amendment of our Restated Certificate of Incorporation permitting our shareholders to act without a meeting by written consent of the holders of less than all of the outstanding shares;

      4. To approve an amendment of our Restated Certificate of Incorporation prescribing a majority vote of the outstanding shares for the adoption or approval of a plan of merger or consolidation, the sale, lease, exchange or other disposition of all or substantially all of the assets of our company, or a plan of binding share exchanges.

      5. To ratify the selection of Eisner & Lubin LLP as our independent accountants for the fiscal year ended

             May 31, 2006; and

      6. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Voting and Revocation of Proxies; Adjournment

      All of our voting securities represented by valid proxies, unless the shareholder otherwise specifies therein or unless revoked, will be voted FOR each of the director nominees set forth herein, FOR the approval of the adoption of each of the amendments to our Restated Certificate of Incorporation, FOR the ratification of Eisner & Lubin LLP. as our independent auditors and at the discretion of the proxy holders on any other matters that may properly come before the annual meeting. Our board of directors does not know of any matters to be considered at the annual meeting other than (i) the election of the four
(4) board members; (ii) the approval and adoption of each of the proposed amendments to our Restated Certificate of Incorporation described herein; and
(iii) the ratification of Eisner & Lubin LLP as our independent auditors.

      If a shareholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any shareholder has the power to revoke such shareholder's proxy at any time before it is voted. A shareholder may revoke a proxy by delivering a written statement to our corporate secretary stating that the proxy is revoked, by submitting a subsequent proxy signed by the same person who signed the prior proxy, or by voting in person at the annual meeting.

      A plurality of the votes cast at the annual meeting by the shareholders entitled to vote in the election is required to elect the director nominees, at least two-thirds of all outstanding shares of our common stock is required to approve the amendment to our Restated Certificate of Incorporation to prescribe a majority vote for mergers, consolidations and certain other transactions, at least a majority of all outstanding shares of our common stock is required to approve the other two proposed amendments to our Restated Certificate of Incorporation, and at least a majority of the votes cast by the shareholders entitled to vote at the annual meeting is required to take any other action, including the ratification of our independent auditors.

      Although no formal agreement exists, we anticipate that the 2,559,100 shares (approximately 56.36% of the outstanding shares) in the aggregate of the shares of our common stock beneficially owned by the members of our board of directors and our executive officers (collectively, the "Majority Shareholders") will be voted in favor of each of the proposals set forth herein. Accordingly, our board of directors anticipates its nominees will be elected to serve as our directors, the proposed ratification of Eisner & Lubin LLP as our independent accountants and the two proposed amendments to our Restated Certificate of Incorporation requiring only a majority vote will all be approved.

      For purposes of determining whether a proposal has received the required vote, abstentions will be included in the vote totals, with the result being that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial holders who have not returned a proxy (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will also have the same effect as a negative vote. Shares that abstain or for which the authority to vote is withheld on certain matters will, however, be treated as present for quorum purposes on all matters.

      In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the annual meeting, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments. Under New York law, shareholders will not have appraisal or similar rights in connection with any proposal set forth in this proxy statement.

Solicitation

      The solicitation of proxies pursuant to this proxy statement will be primarily by mail. In addition, certain of our directors, officers or other employees may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to our directors, officers or other employees for such services. We will bear the cost of the solicitation of proxies related to the annual meeting.

Quorum

      The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting.

No Dissenters' Rights

      Under New York Business Corporations Law, shareholders are not entitled to dissenters' rights with respect to any of the proposals set forth in this proxy statement.

Dividend

      On April 17, 2006, our board of directors declared a dividend in the aggregate amount of $2,500,000 million, payable to our shareholders who are record holders of the issued and outstanding shares of our common stock immediately prior to the filing date of the proposed amendment to our Restated Certificate of Incorporation described in proposal no. 4 of this proxy statement. The dividend per share is expected to be within a range of $0.52 to $0.55, less any applicable withholding tax. The exact per share amount of the dividend will be determined based upon the total number of issued and outstanding shares of our common stock immediately prior to the filing date of the aforementioned proposed amendment. Payment of this dividend is expressly conditioned on shareholder approval of the proposed amendment to our Restated Certificate of Incorporation as set forth in proposal no. 4 of this proxy statement and the filing of such amendment with the New York Department of State.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      The Amended and Restated Bylaws of our company provide that the number of directors shall be at least three and not more than seven, except that where all the shares are owned beneficially and of record by fewer than three shareholders, the number of directors may be less than three, but not less than the number of shareholders. Subject to the foregoing limitation, such number may be fixed from time to time by action of our board or of the shareholders. Our board of directors currently consists of four directors. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

      Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the director nominees listed below to serve until the date of the next annual meeting of our shareholders and until their successors are duly elected and qualified. Although our directors have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by our board of directors.

      The following table sets forth certain information regarding the director nominees. All of the following individuals currently serve as members of our board of directors:

                                              Principal Occupation for Past Five Years and
     Name           Age                      Current Public Directorships or Trusteeships
     ----           ---                      --------------------------------------------
Irwin Balaban       73     Mr. Balaban,  one of our  co-founders,  has been Chairman of our board of directors since 1983.  From 1983 until his  retirement  in March 1999,  he was our  President and Chief  Executive  Officer.  Since March 1999, he has been providing  consulting services  to us.  In his  capacity  as a  consultant,  in July  2001,  Mr.  Balaban assumed the offices of our President and Chief Executive Officer.

Robert Friedman     66     Mr.  Friedman has been a director of our company since March 2003. Mr.  Friedman is currently the principal owner and managing  partner of several  business  ventures, including the Norwich (CT) Comfort  Suites Hotel,  the Nathan Hale Inn & Conference
                           Center  at the  University  of  Connecticut  and the  Middletown  Inn &  Conference
                           Center.  From 1969 to 1989, Mr.  Friedman,  a graduate of The Wharton School of the
                           University of Pennsylvania,  was President and a Director of the Middex Development
                           Corporation,   a  national  real  estate   development   company  involved  in  the
                           development, ownership and management of hotels and office buildings.

                                              Principal Occupation for Past Five Years and
     Name           Age                      Current Public Directorships or Trusteeships
     ----           ---                      --------------------------------------------
Herbert Goldman     74     Mr.  Goldman,  one of our  co-founders,  has been a director since 1983.  Since his retirement  in 1996 until May 2000,  he  provided  consulting  services to us. From
                           1991 until his  retirement in 1996,  Mr. Goldman was our Executive Vice President -
                           Operations.

Lawrence B. Klein   71     Mr. Klein,  one of our  co-founders,  has been a director since 1991. From May 2000 to May  2001,  he  provided  consulting  services  to us.  From May 1999  until his retirement in May 2000,  Mr. Klein was our Executive Vice President - Worldwide and
                           from 1991 until May 1999,  Mr. Klein was our Executive  Vice  President,  Marketing
                           and Sales.

Vote Required

      A plurality of the votes cast at the annual meeting by the shareholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees.

  THE BOARD OF DIRECTORS  RECOMMENDS  THAT THE  SHAREHOLDERS  VOTE "FOR" THE
                DIRECTOR NOMINEES OF THE BOARD OF DIRECTORS.

                        DIRECTORS AND EXECUTIVE OFFICERS

Directors

      Biographical information concerning our Directors is set forth above under the caption "Proposal 1 - Election of Directors".

Executive Officers

      Biographical information concerning our Mr. Irwin Balaban, our sole executive officer, is set forth above under the caption "Proposal 1 - Election of Directors".

Certain Relationships and Related Transactions

      Pursuant to an indemnification agreement, dated August 17, 2005, by and among our company and Messrs. Irwin Balaban, our Chairman of the Board, President and Chief Executive Officer, Lawrence B. Klein and Herbert Goldman, directors of our company, we agreed to indemnify such persons for any losses they may incur resulting from their agreement to personally indemnify Avantce RSI, LLC for certain losses it may incur in the event of our breach of our representations, warranties and/or covenants set forth in that certain Asset Purchase Agreement, dated August 17, 2005, between our company and Avantce RSI, LLC.

      From June 1989 until October 11, 2005, we leased approximately 10,000 square feet of office space, which functioned as our corporate headquarters, in Massapequa, New York, pursuant to a lease between our company and Robocom Properties Inc. ("Properties"). The shareholders of Properties are Messrs. Balaban, Goldman, Klein and two former executive officers of our company. In connection therewith, we incurred annual expenses of $168,000 in fiscal 2003, 2004 and 2005.

      As of May 30, 2002, we converted debt incurred under a prior consulting agreement with Mr. Balaban to a promissory note, bearing interest at 3% per annum and maturing on May 30, 2004. As of May 30, 2003, this note was extended until June 30, 2005, under the existing terms. On October 6, 2005, the remaining balance and the related interest of $10,567 was paid in full.

      As of May 30, 2002, we converted debt incurred under a prior consulting agreement with Mr. Goldman to a promissory note, bearing interest at 3% per annum and maturing on May 30, 2004. As of May 30, 2003, this note was extended until June 30, 2005, under the existing terms. On October 6, 2005, the remaining balance and the related interest of $2,861 was paid in full.

      From September 19, 2001 until September 19, 2005, we had a line of credit from Baseboard Investments LLC, a limited liability company, the members of which consist of the same three principal shareholders and directors of our company. This line of credit provided for borrowings of up to $1,250,000. As of September 24, 2004, we amended this line of credit to provide for borrowings of up to $500,000 through September 19, 2005, at which time the line was terminated.

Compliance with Section 16(A) Of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such persons are required by Commission regulation to furnish us with copies of all
Section 16(a) forms they file.

      Based solely upon a review of Forms 3, 4 and 5 furnished to us, there were no delinquencies for our fiscal year ended May 31, 2005.

      We are not aware of the requirement or exemption of any of such individuals to file a Form 5, but note the absence of any written representation identified in paragraph (b)(2)(i) of Item 405 of Regulation S-B.

Board of Directors Meetings and Committees

      Our board of directors met three times during the fiscal year ended May 31, 2005. Each director attended at least 75% of the meetings of our board of directors. From time to time, the members of our board of directors act by unanimous written consent pursuant to the Business Corporation Law of the State of New York, as amended.

Audit Committee

      Our board of directors has an audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. This committee currently consists of Messrs. Balaban and Friedman. Mr. Friedman has been appointed to sit on the audit committee to serve as the audit committee financial expert. Mr. Friedman is considered independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards, as amended. The audit committee is directly responsible for the appointment, compensation and oversight of our independent auditors. The audit committee oversees the financial reporting process on behalf of our board of directors by reviewing with the independent auditors the scope and results of the audit engagement, monitoring our financial policies and internal control procedures, and reviewing and monitoring the provisions of non-audit services performed by our independent auditors. Management is responsible for our internal controls and establishing and reviewing the financial reporting process. The audit committee acts under a written charter adopted and approved in September 1997, a copy of which was included as Appendix A to this proxy statement. The audit committee held one meeting during the fiscal year ended May 31, 2005. Both committee members were present at the meeting.

Report of Audit Committee

      The audit committee reviewed our audited financial statements for the fiscal year ended May 31, 2005 and discussed these financial statements with our management. The audit committee also reviewed and discussed the audited financial statements and matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) with Eisner & Lubin, LLP, our independent auditors.

      With respect to our independent auditors, the audit committee discussed with Eisner & Lubin, LLP, among other things, matters relating to its independence, including the disclosures made to the audit committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

      Based on these reviews and discussions, the audit committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2005.

                                        AUDIT COMMITTEE,

                                              Irwin Balaban
                                              Robert B. Friedman

Nominating Committee

      Our board of directors does not have a standing nominating committee. Our entire board of directors is responsible for this function. Due to the relatively small size of our company and the resulting efficiency of a board of directors that is also limited in size, our board of directors has determined that it is not necessary or appropriate at this time to establish a separate nominating committee. Our board of directors intends to review periodically whether such a nominating committee should be established.

      Our board of directors uses a variety of methods for identifying and evaluating nominees for director. It regularly assesses the appropriate size of the board of directors, and whether any vacancies exist or are expected due to retirement or otherwise. If vacancies exist, are anticipated or otherwise arise, our board of directors considers various potential candidates for director. Candidates may come to their attention through current members of our board of directors, shareholders or other persons. These candidates are evaluated at regular or special meetings of our board of directors, and may be considered at any point during the year. Our board of directors will consider candidates for director that are nominated by shareholders in accordance with the procedures regarding the inclusion of shareholder proposals in proxy materials set forth in the section entitled "Shareholder Proposals" in this proxy statement. In evaluating such recommendations, our board of directors uses the qualifications and standards discussed below and seeks to achieve a balance of knowledge, experience and capability on our board of directors.

      Qualifications for consideration as a director nominee may vary according to the particular areas of expertise that may be desired in order to complement the qualifications that already exist among our board of directors. Among the factors that our directors consider when evaluating proposed nominees are their independence, financial literacy, business experience, character, judgment and strategic vision. Other considerations would be their knowledge of issues affecting our business, their leadership experience and their time available for meetings and consultation on company matters. Our directors seek a diverse group of candidates who possess the background skills and expertise to make a significant contribution to our board of directors, our company and our shareholders.

Compensation Committee

      Our board of directors has a compensation committee, which currently consists of Messrs. Balaban and Goldman. The compensation committee is responsible for reviewing and recommending salaries, bonuses and other compensation for our officers. The compensation committee is also responsible for administering our stock option plan and for establishing terms and conditions of all stock options granted under the plan. The compensation committee met once during the fiscal year ended May 31, 2005. Both committee members were present at the meeting.

Communications with Directors

      Our board of directors maintains a process for shareholders to communicate with the board of directors or any board member. Shareholders who desire to communicate with the board should send any communication to Attn: Secretary, c/o Robocom Systems International Inc., 17 Fairbanks Boulevard, Woodbury, NY 11797. Any communication must state the number of shares of common stock beneficially owned by the shareholder making the communication. The Secretary will forward such communication to the full board of directors or to any individual director or directors to whom the communication is directed, unless the communication is threatening or illegal, uses inappropriate expletive language or is similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

      The following table sets forth all compensation awarded to, earned by or paid to our chief executive officer and our four most highly compensated executive officers, whose salary and bonus exceeded $100,000 in compensation for the last fiscal year ended May 31, 2005 (collectively, the "Named Executives"):

                                       SUMMARY COMPENSATION TABLE
                                                                                                   Long-Term
                                                Annual Compensation                           Compensation Awards
                                                                                        Securities
                                                                    Other Annual        Underlying       All Other
  Name and Principal    Fiscal        Salary        Bonuses       Compensation (1)     Options/SARs  Compensation (2)
       Position          Year           ($)           ($)                ($)                (#)                ($)
Irwin Balaban (3)
  President and Chief    2005        $      0      $       0          $      0                  0         $     0
   Executive Officer     2004               0              0                 0             60,000               0
                         2003               0              0                 0                  0               0

Judy Frenkel (4)         2005         135,000         13,500                 0                  0            4,455
  Chief Operating        2004         128,000              0                 0             50,000            3,874
   Officer               2003         121,000          5,000                 0                  0            3,417

------------------

(1) Represents amounts paid for automobile expenses, consulting fees and commissions.

(2)   Represents matching contributions made by us pursuant to our 401(k) Plan.

(3) Since 1983, Mr. Balaban has been Chairman of our board of directors and since his retirement in March 1999, has been providing consulting services to us under a consulting agreement. In his capacity as a consultant to us, Mr. Balaban assumed the offices of President and Chief Executive Officer in July 2001.

(4) Ms. Frenkel left the employ of our company concurrently with the sale of substantially all of our operating assets on October 11, 2005.

Stock Options

      The following table sets forth information with respect to fiscal year-ended May 31, 2005 option values.

                                         OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                  (Individual Grants)

                         Number of           % of Total
                         Securities         Options/SARs
                         Underlying          Granted to
                        Options/SARs        Employees in        Exercise or Base Price
       Name             Granted (#)         Fiscal Year                 ($/sh)                   Expiration Date
Irwin Balaban              50,000              21.74%                   $0.57                    October 5, 2009
                           10,000               4.35%                   $0.65                    December 7, 2009

      The following table sets forth the number and value of options exercised by each of the Named Executive Officers during the fiscal year ended May 31, 2005 and of unexercised options held by each of the Named Executive Officers on May 31, 2005:

                   AGGREGATED OPTION EXERCISES FOR FISCAL 2005
                           AND OPTION YEAR END VALUES


                                                                 Number of Securities          Value of Unexercised
                      Shares Acquired                           Underlying Unexercised      In-the-Money Options/SARs
                        on Exercise        Value Realized     Options/SARs at FY-End (#)          at FY-End ($)
       Name                 (#)                 ($)           Exercisable/Unexercisable     Exercisable/Unexercisable
Irwin Balaban                 --                  --                 125,000 / 0                   $28,500 / 0
Judy Frenkel                  --                  --                46,667 / 33,333                13,833 / 6,667

Employment Agreements

      On July 28, 2003, we entered into an agreement with Judy Frenkel, our former Chief Operating Officer that pertained to severance compensation payable to Ms. Frankel upon the occurrence of certain employment termination events. This agreement provided that Ms. Frenkel would be entitled to receive three equal lump sum payments, aggregating fifty percent of her then current rate of annual base salary, upon termination resulting from certain qualifying events, as defined in the agreement. Such qualifying events included but were not limited to, the failure by the surviving corporation to offer employment to Ms. Frenkel following a change of control and the termination of employment of Ms. Frenkel without cause prior to the first anniversary of the change in control of our company. Subsequent to the sale of our assets to Avantce RSI, LLC ("Avantce") on October 11, 2005, Ms. Frenkel was not offered employment with Avantce. During second and third quarter of fiscal 2006, Ms. Frenkel was paid approximately $67,500 under this agreement. No further obligation exists under this agreement.

Compensation of Directors

      Each non-employee director receives $1,500 for each board meeting attended and is reimbursed for all out-of-pocket expenses incurred, in connection with attendance at meetings of the board, or any committee thereof. Upon election to our board of directors, each non-employee director is granted five-year options to purchase 5,000 shares of our common stock at an exercise price equal to fair market value of our common stock at the date of grant. In addition, directors serving on either the audit committee or the compensation committee are granted additional five-year options to purchase 2,500 shares of our common stock at an exercise price equal to the fair market value of our common stock at the date of grant. These options vest immediately.

                                 PROPOSAL NO. 2

               AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
                       TO INCREASE AUTHORIZED COMMON STOCK

General

      On April 17, 2006, our board of directors authorized, subject to approval by our shareholders, an amendment of our Restated Certificate of Incorporation increasing the total number of authorized shares of Common Stock, par value $.001 per share, from 30 million shares to 125 million shares. The form of the proposed amendment to our Restated Certificate of Incorporation is included as Annex A of this Proxy Statement. A Certificate of Amendment incorporating the form of proposed amendment set forth on Annex A will be filed with the New York Department of State promptly after the annual meeting if the proposed amendment is adopted by our shareholders.

      Our board of directors has determined that the adoption of the proposed amendment will be in the best interests of our company.

Increase in Authorized Shares of Common Stock

      Under our Restated Certificate of Amendment, we have 30,000,000 authorized shares of capital stock, all of which are shares of common stock. Our board of directors believes it is in the best interests of our company to increase the number of authorized shares of capital stock to 125,000,000, all of which will be shares of common stock. As of the record date, we had outstanding 4,540,984 shares of common stock and no shares of preferred stock. Further, at such date, 645,000 shares of common stock were reserved for issuance under our Stock Option and Long-Term Incentive Plan in respect of outstanding options and 125,000 shares of common stock were issuable upon the exercise of outstanding warrants.

      As a result of the increase, the number of authorized shares of our common stock that are not issued or outstanding will increase, as reflected in the following table:

                                                    Prior to Increase     After Increase
Number of shares of Common Stock:
   Authorized.................................          30,000,000          125,000,000
   Outstanding................................           4,540,984            4,540,984
   Reserved for issuance(1)...................             745,000              745,000
   Available for future issuance..............          24,714,016          119,714,016

----------------

(1) Represents shares of common stock that are issuable upon the exercise of outstanding options and warrants.

      In approving the increase in the authorized shares of common stock, our board of directors believes that the number of authorized shares of common stock remaining available was not sufficient to enable us to respond to potential business opportunities and pursue important objectives that may present themselves. As a result of the sale of substantially all of our assets on October 11, 2005, we are a "public shell" company and, since that date, our board of directors has been evaluating the possibility of a transaction in which we would merge our "public shell" company with a privately-held operating business. Although we have no commitments or agreements with any other person or entity regarding a proposed transaction, our board of directors believes that the availability of additional authorized but unissued shares will provide us with the flexibility to issue shares of common stock without further shareholder action (subject to applicable laws) in the event that our board of directors determines to enter into any such transaction. Accordingly, our board of directors believes it is in our company's best interests to increase the number of authorized shares of common stock as described above.

      Our board of directors also believes the availability of such shares will provide us with the flexibility to issue common stock for other proper corporate purposes that may be identified by our board of directors from time to time, such as stock dividends (including stock splits in the form of stock dividends), financings, acquisitions, or strategic business relationships. Further, our board of directors believes the availability of additional shares of common stock will enable us to attract and retain talented employees through the grant of additional stock options and other stock-based incentives following any such merger of our "public shell" company. The issuance of additional shares of common stock may have a dilutive effect on earnings per share and a person who does not purchase additional shares will not be able to maintain his or her pro rata interest of a shareholder's percentage voting power.

      The authorized shares of our common stock in excess of those issued or reserved for issuance, will be available for issuance at such times and for such corporate purposes as our board of directors may deem advisable without further action by our shareholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of common stock. Holders of common stock do not have preemptive rights. Our board of directors does not intend to issue any common stock except on terms that our board of directors deems to be in the best interest of our company and its then-existing shareholders.

      Our board of directors did not approve this proposed amendment with the intent to use the ability to issue additional common stock to discourage tender offers or takeover attempts. However, the availability of authorized common stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of our company. The proposed amendment is not in response to any effort on the part of any party to accumulate material amounts of our common stock or to acquire control of our company by means of merger, tender offer, proxy contest or otherwise, or to change our Company's management. In addition, the corporate action is not part of any plan by management to recommend a series of similar amendments to our board of directors and the shareholders.

Required Vote and Board Recommendation

      The adoption of the above described amendment to our Restated Certificate of Incorporation requires the affirmative vote of not less than a majority of all outstanding shares of our common stock. All members of our board of directors and each of our executive officers who beneficially hold as of the record date an aggregate of approximately 2,559,100 outstanding shares of our common stock (approximately 56.36% of the outstanding shares of common stock as of the record date) have indicated that they will vote in favor of the proposal.

      The Board of Directors believes that the above-described amendment to our Restated Certificate of Incorporation is in the best interests of our company and our shareholders and recommends a vote "FOR" this proposal. It is intended that the shares represented by the enclosed form of proxy will be voted in favor of this proposal unless otherwise specified in such proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT
 OF OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED COMMON
                                     STOCK.

                                 PROPOSAL NO. 3

               AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
                 TO PERMIT SHAREHOLDER ACTION BY WRITTEN CONSENT

General

      On April 17, 2006, our board of directors authorized, subject to approval by our shareholders, an amendment of our Restated Certificate of Incorporation permitting our shareholders to act without a meeting by written consent of the holders of less than all of the outstanding shares. The form of the proposed amendment to our Restated Certificate of Incorporation is included as Annex B of this Proxy Statement. A Certificate of Amendment incorporating the form of proposed amendment set forth on Annex B will be filed with the New York Department of State promptly after the annual meeting if the proposed amendment is adopted by our shareholders.

      Our board of directors has determined that the adoption of the proposed amendment will be in the best interests of our company.

Shareholder Action Without A Meeting

      Prior to February 23, 1998, New York law permitted the shareholders of a corporation to take action without a meeting only if all shareholders signed a written consent to such action. Effective as of February 23, 1998, the New York statute was amended to permit such action when the written consent is signed by the holders of shares having at least the minimum number of votes that would be necessary to take the action at a meeting of shareholders at which all shares were present and voting. In order for the action to be effective, the minimum number of signed written consents must be delivered to the relevant company within 60 days of the earliest dated written consent in the manner required by the New York Business Corporation Law. Moreover, prompt notice of the action without a meeting by less than unanimous written consent must be given to any shareholders who do not sign the written consent.

      In order for our company to take advantage of this liberalization of New York law, our Restated Certificate of Incorporation must be amended to so provide. Our board of directors considers such an amendment to be in the best interests of the our company and our shareholders, because it will obviate the expense and the timing problems associated with the necessity of calling special shareholders' meetings or deferring actions until the next annual meeting.

      Although the amendment will permit the Majority Shareholders to take action without a meeting on matters requiring a simple majority approval, the Majority Shareholders already have the right to take such action at a shareholders meeting. Thus, the meeting performs an essentially informational function, which can be less expensively served by the circulation of written notice of the action taken. As the vast majority of beneficial owners of our common stock tend to forgo attendance at shareholders meetings, they will be better served by eliminating the need for special meetings to the fullest extent possible.

Required Vote and Board Recommendation

      The adoption of the above described amendment to our Restated Certificate of Incorporation requires the affirmative vote of not less than a majority of all outstanding shares of our common stock. All members of our board of directors and each of our executive officers who beneficially hold as of the record date an aggregate of approximately 2,559,100 outstanding shares of our common stock (approximately 56.36% of the outstanding shares of common stock as of the record date) have indicated that they will vote in favor of the proposal.

      Our board of directors believes the above-described amendment to our Restated Certificate of Incorporation is in the best interests of our company and our shareholders and recommends a vote "FOR" this proposal. It is intended that the shares represented by the enclosed form of proxy will be voted in favor of this proposal unless otherwise specified in such proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT
  OF OUR RESTATED CERTIFICATE OF INCORPORATION TO PERMIT SHAREHOLDER ACTION BY
                                WRITTEN CONSENT.

                                 PROPOSAL NO. 4

               AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
               TO PRESCRIBE MAJORITY VOTE FOR CERTAIN TRANSACTIONS

General

      On April 17, 2006, our board of directors authorized, subject to approval by our shareholders, an amendment of our Restated Certificate of Incorporation prescribing a majority vote of outstanding shares for the adoption or approval of a plan of merger or consolidation, the sale, lease, exchange or other disposition of all or substantially all of the assets of our company, or a plan of binding share exchanges. The form of the proposed amendment to our Restated Certificate of Incorporation is included as Annex C of this Proxy Statement. A Certificate of Amendment incorporating the form of proposed amendment set forth on Annex C will be filed with the New York Department of State promptly after the annual meeting if the proposed amendment is adopted by our shareholders.

      Our board of directors has determined that the adoption of the proposed amendment will be in the best interests of our company.

Vote Required For Mergers And Certain Other Transactions

      Prior to February 22, 1998, New York law provided that a merger or consolidation or a sale, lease, exchange or other disposition of all or substantially all of the assets of a New York corporation, such as our company, would require the affirmative vote of the holders of at least two-thirds of the shares entitled to vote thereon. A similar requirement applied to certain exchanges of the shares of an acquired corporation for shares of an acquiring corporation.

      Effective as of February 22, 1998, New York law was amended to reduce the two-thirds minimum vote requirement for the above described transactions to a simple majority of the shares entitled to vote on the proposed transaction, but only for New York corporations formed on or after February 22, 1998. For corporations like ours that were formed prior to February 22, 1998, the required approval for the above described transactions remained two-thirds of the shares entitled to vote unless the certificate of incorporation of the relevant corporation expressly provides for approval by a simple majority of the shares entitled to vote on the proposed transaction. Our board of directors believes that our company should take advantage of this modernization of New York law, which was conformed the New York Business Corporation Law to the laws of popular states of incorporation such as Delaware.

      After the proposed amendment, the majority shareholders will have the ability to control company decisions regarding such transactions. However, our board of directors believes that our shareholders' opportunity to maximize the value of their common stock will be enhanced if such a transaction cannot be blocked by a minority of the shareholders. Moreover in many cases, New York law provides a mechanism whereby shareholders who vote against such a transaction can receive fair value for their shares.

      Our board of directors has declared a dividend in the aggregate amount of $2,500,000 million, payable to our shareholders who are record holders of the issued and outstanding shares of our common stock immediately prior to the filing date of this proposed amendment. The dividend per share is expected to be within a range of $0.52 to $0.55, less any applicable withholding tax. The exact per share amount of the dividend will be determined based upon the total number of issued and outstanding shares of our common stock immediately prior to the filing date of this proposed amendment. This payment of this dividend is expressly conditioned on shareholder approval of this amendment and the filing of such amendment with the New York Department of State. All members of our board of directors and each of our executive officers are beneficial holders of outstanding shares of our common stock and, thus, would be entitled to receive a dividend on their shares in the event this proposal is approved by our shareholders and the proposed amendment is filed with the New York Department of State shares (assuming they are holders of shares of our common stock immediately prior to the filing date of the proposed amendment).

Required Vote and Board Recommendation

      The adoption of the above described amendment to our Restated Certificate of Incorporation requires the affirmative vote of not less than two-thirds of all outstanding shares of our common stock. All members of our board of directors and each of our executive officers who beneficially hold as of the record date an aggregate of approximately 2,559,100 outstanding shares of our common stock (approximately 56.36% of the outstanding shares of common stock as of the record date) have indicated that they will vote in favor of the proposal.

      Our board of directors believes the above-described amendment of the Restated Certificate of Incorporation is in the best interests of our company and our shareholders and recommends a vote "FOR" this proposal. It is intended that the shares represented by the enclosed form of proxy will be voted in favor of this proposal unless otherwise specified in such proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT
  OF OUR RESTATED CERTIFICATE OF INCORPORATION TO PRESCRIBE MAJORITY VOTE FOR
                             CERTAIN TRANSACTIONS.

                                 PROPOSAL NO. 5

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Eisner & Lubin, LLP ("E&L"), an independent registered public accounting firm, has served as our independent auditors since August 17, 2001 and has been appointed by the audit committee to audit our financial statements for the fiscal year ending May 31, 2006. In the event that ratification of this selection of auditors is not approved by a majority of the shares of common stock voting at the annual meeting in person or by proxy, the audit committee will reconsider its selection of auditors. E&L has no interest, financial or otherwise, in our company.

      A representative from E&L is expected to attend, or to be available telephonically to address, the annual meeting and such representative will have the opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions from shareholders.

      Shareholder ratification of the appointment of E&L as our independent auditors for the fiscal year ending May 31, 2006 does not preclude the audit committee from terminating its engagement of E&L and retaining new independent auditors, if it determines that such an action would be in our best interest.

Audit and Related Fees

      Audit Fees. The aggregate fees billed by E&L for professional services rendered for the audit of our annual financial statements included in our annual reports on Form 10-KSB for the years ended May 31, 2005 and 2004 and for the review of our financial statements included in our quarterly reports on Form 10-QSB during such fiscal years was $52,000 and $48,000, respectively.

      Audit-Related Fees. There were no fees billed in the years ended May 31, 2005 and 2004 for assurance and related services by E&L that were reasonably related to the audit or review of our financial statements and that were not covered in the Audit Fees above.

      Tax Fees. There were no fees billed during the years ended May 31, 2005 and 2004 for professional services rendered by E&L for tax compliance, tax advice or tax planning.

      All Other Fees. There were no fees billed during the years ended May 31, 2005 and 2004 for professional services rendered by our independent auditors except as disclosed above.

Pre-Approval Policies and Procedures

      The audit committee is directly responsible for the appointment, compensation and oversight of our independent auditors. The audit committee oversees the financial reporting process on behalf of our board of directors by reviewing with the independent auditors the scope and results of the audit engagement, monitoring our financial policies and internal control procedures, and reviewing and monitoring the provisions of non-audit services performed by our independent auditors. The audit committee has established a policy regarding pre-approval of all services provided by our independent auditors.

      All requests for services by our independent auditors must be presented to the audit committee in writing for consideration. Requests must be specific as to the type of services to be provided and may be approved at a meeting of the audit committee or by a designated member of the audit committee. All of the services described above under the caption "Audit and Audit-Related Fees" were approved by the audit committee in accordance with its policies and procedures.

Required Vote and Board Recommendation

      A majority of the votes cast at the annual meeting by the shareholders entitled to vote at the annual meeting, either in person or by proxy, is required to ratify the appointment of independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF EISNER & LUBIN, LLP AS INDEPENDENT AUDITORS FOR THE FISCAL
                           YEAR ENDING MAY 31, 2006.

                              SHAREHOLDER PROPOSALS

      Proposals of shareholders intended for presentation at our 2007 annual meeting and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive offices a reasonable time before we print our proxy materials for the meeting and comply with the requirements of Rule 14a-8(e) promulgated under the Securities Exchange Act of 1934. In addition, if we do not receive notice of a shareholder proposal within a reasonable time before we mail our proxy materials to our shareholders, then we may vote proxies in our discretion with respect to the proposal. Our board of directors has not determined when the 2007 annual meeting will take place.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of April 30, 2006, the names, addresses and number of shares of our common stock beneficially owned by (i) all persons known to the our management to be beneficial owners of more than 5% of the outstanding shares of our common stock, (ii) each director of our company, (iii) each named executive officer and (iv) all executive officers and directors of our company as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned):

                                                                 Number of Shares
                     Name and Address of                       Beneficially Owned        Percentage of Outstanding
                    Beneficial Owner (1)                               (2)             Shares Beneficially Owned (2)
                    --------------------                               ---             -----------------------------
Irwin Balaban...............................................       1,106,100 (3)                    23.73%
Herbert Goldman.............................................         999,000 (4)                    21.46%
Lawrence B. Klein...........................................         749,000 (5)                   16.12%
Steven N. Bronson...........................................         305,400                         6.72%
Robert B. Friedman..........................................         160,000 (6)                     3.44%
All directors as a group (4 persons)........................       3,319,100 (7)                    66.44%

------------------

(1) The address of each Director is c/o Robocom Systems International Inc., 17 Fairbanks Boulevard, Woodbury, NY 11797. The address of Mr. Bronson is 100 Mill Plain Road, Danbury, CT 06811.

(2) Except as indicated in the footnotes to this table, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. In accordance with the rules of the Securities and Exchange Commission, a person or entity is deemed to be the beneficial owner of our common stock that can be acquired by such person or entity within 60 days upon the exercise of options or warrants or other rights to acquire our common stock. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days have been exercised. The inclusion herein of such shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(3) Includes 564,000 shares held by I&T Balaban L.P. and 120,000 shares subject to options that are presently exercisable.

(4) Includes 564,000 shares held by H & N Goldman L.P., 160,000 shares held by the Herbert Goldman Revocable Trust, 160,000 shares held by the Naomi J. Goldman Revocable Trust and 115,000 shares subject to options that are presently exercisable.

(5)   Includes 105,000 shares subject to options that are presently exercisable.

(6)   Includes 115,000 shares subject to options that are presently exercisable.

(7)   Includes 455,000 shares subject to options that are presently exercisable.

                                  OTHER MATTERS

      Other than as described above, our board of directors knows of no matters to be presented at the annual meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this proxy statement do properly come before the meeting or any adjournment thereof.

                                     EXPERTS

      Our audited financial statements for the fiscal years ended May 31, 2005 and 2004 incorporated by reference into this proxy statement have been included in reliance on the report of Eisner and Lubin LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

                         FINANCIAL AND OTHER INFORMATION

      The following information contained in our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2005, as filed with the Securities and Exchange Commission on August 26, 2005 and our Quarterly Report on Form 10-QSB for the quarter and nine months ended February 28, 2006, as filed with the Securities and Exchange Commission on March 31, 2006, is incorporated herein by reference and enclosed herewith: our financial statements included therein for the periods then-ended and the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" set forth therein. If, for any reason, you wish to receive another copy of such Annual Report or
Quarterly Report, please contact Robocom Systems International Inc., 17 Fairbanks Boulevard, Woodbury, NY 11797, Attention: Shareholder Relations, and another copy will be sent to you.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      This proxy statement incorporates by reference certain information contained in (i) our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2005 and (ii) our Quarterly Report on Form 10-QSB for the quarter and nine months ended February 28, 2006, as filed with the Securities and Exchange Commission on March 31, 2006.

                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

      Except as disclosed above, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon:

      (i)   Any director or officer since the beginning of our last fiscal year;

      (ii)  Any proposed nominee for election as a director; or

      (iii) Any associate or affiliate of any of the foregoing persons.

                       WHERE YOU CAN FIND MORE INFORMATION

      We file annual, quarterly and special reports, proxy statements, and other information with the United States Securities and Exchange Commission (the "SEC"). You may read and copy any document filed by our company at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. You can review our electronically filed reports, proxy statements and other information on the SEC's website at http://www.sec.gov. Our common stock is traded under the symbol "RIMS.OB."

                              By Order of the board of directors,

                               /s/ Irwin Balaban
                              ----------------------------------
                              Irwin Balaban Chairman of our Board of Directors and Chief Executive Officer

Dated:   May 5, 2006
         Woodbury, New York

                                                                         ANNEX A

            FORM OF AMENDMENT TO INCREASE OUR AUTHORIZED COMMON STOCK

      Paragraph FOURTH of the Certificate of Incorporation, relating to the number of authorized shares of the corporation is hereby amended to increase the number of authorized shares of common stock from 30,000,000 shares to 125,000,000 shares and should read as follows:

      "FOURTH. The aggregate number of shares of capital stock of the corporation is 126,000,000, of which 125,000,000 shall be common stock, par value $.01 per share (the "Common Stock"), and 1,000,000 shall be preferred stock, par value $.01 per share (the "Preferred Stock"). The Preferred Stock may be issued, from time to time, in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Board of Directors providing for the issuance of such Preferred Stock or series thereof, and the Board of Directors is hereby expressly vested with authority to fix such designations, preferences and relative participating options or other special rights or qualifications, limitations or restrictions for each series, including, but not by way of limitation, the power to determine the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and determine the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the corporation and fix the voting power, if any, of Preferred Stock or any series thereof."

                                                                         ANNEX B

        FORM OF AMENDMENT TO PERMIT SHAREHOLDER ACTION BY WRITTEN CONSENT

      As permitted by Section 615 of the Business Corporation Law, Paragraph TENTH, permitting the shareholders of the corporation under certain circumstances to take action on the written consent of the holders of less than all of the outstanding shares, is added to the certificate of incorporation to read as follows:

      "TENTH. Whenever the shareholders are required or permitted to take any action by vote, such action may be taken without a meeting upon written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided that no such written consent shall be effective unless written consents signed by a sufficient number of holders to take action are delivered to the corporation within the time, and in the manner, required by paragraph (b) of Section 615 of the Business Corporation Law."

                                                                         ANNEX C

      FORM OF AMENDMENT TO PRESCRIBE MAJORITY VOTE FOR CERTAIN TRANSACTIONS

      As permitted by Sections 903, 909 and 913 of the Business Corporation Law, Paragraph NINTH, prescribing a majority of the votes of all outstanding shares entitled to vote thereon as the required vote for adoption or approval of a plan of merger or consolidation, a sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation or a plan for binding share exchanges, is added to the Certificate of Incorporation to read as follows:

      "NINTH. By an affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon, (i) a plan of merger or consolidation in which the corporation would be a constituent corporation may be adopted by the shareholders of the corporation as provided in
      Section 903 of the Business Corporation Law, (ii) a sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation may be approved by the shareholders of the corporation, and the shareholders of the corporation may fix, or may authorize the board of directors of the corporation to fix, any of the terms and conditions of such sale, lease, exchange or other disposition and the consideration to be received by the corporation therefor, as provided in Section 909 of the Business Corporation Law, or (iii) a plan of exchange in which the corporation would be the subject corporation, within the meaning of
      Section 913 of the Business Corporation Law, may be adopted by the shareholders of the corporation as provided in paragraph (c) of Section 913 of the Business Corporation Law."

                                                                      APPENDIX A

                       Robocom Systems International Inc.
                             Audit Committee Charter

Organization

There shall be a committee of the Board of Directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

         o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.
         o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit, including any comments or recommendation of the independent auditors.
         o Review with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendation for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review Company policy statements to determine their adherence to the code of conduct.
         o Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.
         o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.
         o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.
         o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in the meetings are the independent auditors' evaluation of the corporation's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

          o Review accounting and financial human resources and succession planning within the Company.

          o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

         o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                                          REVOCABLE PROXY
                                                ROBOCOM SYSTEMS INTERNATIONAL INC.
|_|  X        PLEASE MARK VOTES
              AS IN THIS EXAMPLE                                                                            For     With-    For all
                                                                                                                     hold     Except
      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS          PROPOSAL 1:  The Election of Directors.
                                                                                                            |_|      |_|       |_|
      The undersigned  hereby  appoint(s)  Irwin Balaban and     Irwin Balaban, Lawrence B. Klein, Herbert Goldman and Robert
Lawrence  B.  Klein or any of  them,  lawful  attorneys  and     B. Friedman
proxies of the undersigned  with full power of substitution,
for and in the name,  place and stead of the  undersigned to     INSTRUCTION: To withhold authority to vote for any
attend the annual meeting of Shareholders of Robocom Systems     individual nominee, mark "For All Except" and write that
International  Inc.  to be  held  in the  offices  of  Pryor     nominee's name in the space provided below.
Cashman  Sherman & Flynn LLP,  located  at 410 Park  Avenue,
10th  Floor,  New York,  New York 10022 on June 28,  2006 at     -------------------------------------------------
11:00  a.m.,   local  time,   and  any   adjournment(s)   or
postponement(s)  thereof,  with all powers  the  undersigned     PROPOSAL 2: Amendment to Restated Certificate of
would possess if  personally  present and to vote the number     Incorporation.
of  votes  the  undersigned  would  be  entitled  to vote if
personally present.                                                                                         For     Against  Abstain
                                                                                                            |_|       |_|      |_|
      The board of  directors  recommends  a vote  "FOR" the     Proposal to approve the adoption of an amendment of the
proposal set forth herein.                                       Restated Certificate of Incorporation of the Company to
                                                                 increase the number of shares of Common Stock.
                                                                 -------------------------------------------------

                                                                 PROPOSAL 3: Amendment to Restated Certificate of
                                                                 Incorporation.

                                                                                                            For     Against  Abstain
                                                                                                            |_|       |_|      |_|
                                                                 Proposal to approve the adoption of an amendment of the
                                                                 Restated Certificate of Incorporation of the Company to
                                                                 permit shareholder action by written consent.
                                                                 -------------------------------------------------

                                                                 PROPOSAL 4: Amendment to Restated Certificate of
                                                                 Incorporation.

                                                                                                            For     Against  Abstain
                                                                                                            |_|       |_|      |_|

                                                                 Proposal to approve the adoption of an amendment of the
                                                                 Restated Certificate of Incorporation of the Company to
                                                                 prescribe a majority vote of the outstanding shares for
                                                                 certain transactions.
                                                                 -------------------------------------------------
                                -----------------------------
Please be sure to sign and date
this Proxy in the box below.                                     PROPOSAL 5: Independent Auditors.
                                -----------------------------                                               For     Against  Abstain
                                                                                                            |_|       |_|      |_|
-------------------------------------------------------------    Ratification of the appointment of Eisner & Lubin LLP as the independent auditors of the Company for the fiscal year
                                                                 ending May 31, 2006.
-------------------------------------------------------------    ------------------------------------------------
Shareholder sign above   Co-holder (if any) sign above               In accordance with their discretion, said Attorneys
                                                                 and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

                                                                       This proxy when properly executed will be voted in the
                                                                 manner described herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the
                                                                 Proposals set forth herein. Any prior proxy is hereby
                                                                 revoked.

----------------------------------------------------------------------------------------------------------------------------------
                                                ROBOCOM SYSTEMS INTERNATIONAL INC.

Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

                                                        PLEASE ACT PROMPTLY
                                                 SIGN, DATE & MAIL YOUR PROXY CARD

----------------------------------------------------------------------------------------------------------------------------------